UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024

SOUND POINT MERIDIAN CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	811-23881	88-2315951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 34th Floor, New York, New York	10152
(Address of principal executive offices)	(Zip Code)

(212) 895-2293

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 15, 2024, the Sound Point Meridian Capital, Inc. (the “Company”) issued a press release announcing the declaration of distributions on shares of the Company’s common stock, financial results for the period ended June 30, 2024 and certain additional activity through July 31, 2024. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 15, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2024	Sound Point Meridian Capital, Inc.

	By:	/s/ Ujjaval Desai
	Name:	Ujjaval Desai
	Title:	Chief Executive Officer

2